Exhibit 10.74.4

$19,000,000.00

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

originally dated as of October 30, 2002

by and among

CORRECTIONAL SERVICES CORPORATION

CSC MANAGEMENT DE PUERTO RICO INC.

YOUTH SERVICES INTERNATIONAL HOLDINGS, INC.

YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP

YOUTH SERVICES INTERNATIONAL, INC.

YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC.

YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC.

YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC.

YOUTH SERVICES INTERNATIONAL OF TEXAS, INC.

YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC.

YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC.

and

GENERAL ELECTRIC CAPITAL CORPORATION

Amended as of November 12, 2003

AMENDMENT NO. 2 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this 12th day of November, 2003, by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation, CSC MANAGEMENT DE PUERTO RICO INC., a Puerto Rico corporation, YOUTH SERVICES INTERNATIONAL HOLDINGS, INC., a Delaware corporation, YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP, a Maryland limited liability partnership, YOUTH SERVICES INTERNATIONAL, INC., a Maryland corporation, YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC., an Iowa corporation, YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC., a South Dakota corporation, YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC., a Missouri corporation, YOUTH SERVICES INTERNATIONAL OF TEXAS, INC., a Texas corporation, YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC., a Maryland corporation, and YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC., a Michigan corporation (collectively, “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Lender”).

RECITALS

A.    Pursuant to that certain Loan and Security Agreement dated as of October 30, 2002 by and between Borrower and Lender (as amended, modified and restated from time to time, the “Loan Agreement”), the parties have established certain financing arrangements that allow Borrower to borrow funds from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

B.    The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower have agreed to the following amendments to the Loan Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

1.    Amendment to Section 6.33(b) of Loan Agreement. Section 6.33(b) of the Loan Agreement is hereby amended by deleting the existing clause (i) of such Section 6.33(b) and by inserting in lieu thereof the following new clause (i):

(i)    Borrower shall maintain minimum quarterly EBITDA equal to at least the following amounts for each of the following calendar quarters:

Quarter Ending	Minimum EBITDA
December 31, 2002	$2,438,000

March 31, 2003	2,000,000
June 30, 2003	1,690,000
September 30, 2003	1,800,000
December 31, 2003	1,400,000

March 31, 2004	1,200,000
June 30, 2004	2,200,000
September 30, 2004	2,200,000
December 31, 2004	2,400,000

March 31, 2005	2,400,000
June 30, 2005	2,400,000

2.    New Section 6.38 of Loan Agreement. The Loan Agreement is hereby amended by inserting immediately after Section 6.37 of the Loan Agreement the following new Section 6.38:

Section 6.38. Operating Accounts; Garnishment.

(a)    Borrower covenants to maintain the operating accounts listed on Schedule 6.38 and utilize such accounts in the same manner as they are utilized on November 12, 2003. Borrower agrees to maintain a three-party control agreement, acceptable to Lender, in respect of the operating accounts maintained at SunTrust Bank, which three-party agreement shall give Lender the right, upon an Event of Default, to instruct SunTrust Bank to sweep the moneys on hand in such accounts to Lender at its direction.

(b)    Borrower shall provide written notice to Lender of the filing of any affidavit, commencement of any other process or other attempt by any Person to garnish any bank accounts of Borrower to enforce an obligation of Borrower of an amount in excess of $250,000, together with copies of all documentation it has received in connection therewith, within one (1) business day of such commencement or attempt.

3.    New Section 8.1(u) and 8.1(v) of Loan Agreement. The Loan Agreement is hereby amended by inserting immediately after subsection (t) of such Section 8.1 the following new subsections (u) and (v):

(u)    any default occurs under Section 6.38 of the Loan Agreement; or

(v)    a final, non-appealable garnishment order for an amount in excess of $250,000 shall be entered against any bank account of Borrower.

4.    Fee. In consideration for this Amendment, Borrower shall pay a fee equal to $25,000, which amount shall be added to the balance of the Revolving Credit Loans on the date hereof.

5.    Confirmation of Representations and Warranties. Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct in all material respects, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity.

6.    Updated Schedules. As a condition precedent to Lender’s agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement, to the extent necessary, (a) to reflect updated and accurate information with respect to Borrower, and (b) to update all other information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the Schedules attached to the Loan Agreement (as amended per the Schedules attached hereto, if any) is true and correct as of the date of this Amendment.

7.    Costs and Expenses. Borrower agrees to pay all costs and expenses incurred by Lender in connection with this Amendment, including legal fees of Lender’s in-house counsel, which fees shall be added to the balance of the Revolving Credit Loans on the date hereof.

8.    Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

9.    Reference to the Effect on the Loan Agreement.

(a)    Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)    Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

(d)    This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

10.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

11.    Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.    Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation

By:	(SEAL)

Name: Title:

BORROWER: CORRECTIONAL SERVICES CORPORATION a Delaware corporation

By:	(SEAL)

Name: Title:

CSC MANAGEMENT DE PUERTO RICO INC. a Puerto Rico corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL HOLDINGS, INC. a Delaware corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL REAL PROPERTY PARTNERSHIP, LLP a Maryland limited liability partnership By: Youth Services International, Inc. a Maryland corporation its Managing Partner

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL, INC. a Maryland corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF NORTHERN IOWA, INC. an Iowa corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF SOUTH DAKOTA, INC. a South Dakota corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF MISSOURI, INC. a Missouri corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF TEXAS, INC. a Texas corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF ILLINOIS, INC. a Maryland corporation

By:	(SEAL)

Name: Title:

YOUTH SERVICES INTERNATIONAL OF MICHIGAN, INC. a Michigan corporation

By:	(SEAL)

Name: Title:

LIST OF SCHEDULES

Schedule	1.41 – Mortgages

Schedule	1.45 – Permitted Liens

Schedule 3.6 – Officers with Power of Attorney

Schedule 4.1 – Subsidiaries

Schedule 4.2 – State of Organization

Schedule 4.5 – Litigation

Schedule 4.7 – Tax Identification Numbers; Fiscal Years

Schedule 4.9 – Exceptions to Ownership

Schedule 4.10 – Tax Liability

Schedule 4.14 – Environmental Matters

Schedule 4.15 – Places of Business; Record Owner; Chief Executive Office

Schedule 4.16 – Intellectual Property

Schedule 4.17 – Capitalization; Ownership

Schedule 4.19 – Borrowings and Guarantees

Schedule 4.20 – Business Interruptions

Schedule	4.21 – Trade Names

Schedule	4.22 – Joint Ventures

Schedule 4.27 – Funds from Restricted Grants

Schedule 4.29 – Assignment of Claims Laws

Schedule 4.30 – Unrecorded Leases

Schedule 4.35 – Unrecorded Contracts

Schedule 4.42 – Other Liens

Schedule 4.43 – Agreements to Transfer Title

Schedule 6.7 – Insurance

Schedule 6.24 – Post-Closing Obligations

Schedule 6.38 – Operating Accounts